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SCHEDULE 14A

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Subject Company: RightNow Technologies, Inc.

Commission File No.: 000-31321

Oracle Buys RightNow

Adds a Leading Customer Service Cloud Offering to the Oracle Public Cloud October 24, 2011

Oracle is currently reviewing the existing RightNow product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of RightNow's product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by RightNow or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Safe Harbor for Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involves certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger; satisfaction of closing conditions to the consummation of the proposed Merger; the impact of the announcement or the closing of the Merger on RightNow’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate RightNow’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in RightNow’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2011, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements contained in this presentation speak only as of the date hereof. RightNow assumes no obligation to update any forward-looking statement contained in this presentation.

Additional Information about the Merger and Where to Find It

RightNow plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed Merger. The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by RightNow through the SEC’s website at www.sec.gov and from RightNow by contacting Investor Relations by telephone at (406) 522-4200 or upon written request addressed to our corporate secretary at RightNow Technologies, Inc., 136 Enterprise Boulevard, Bozeman, MT, 59718, or by going to RightNow’s Investor Relations page on its corporate web site at www.rightnow.com.

RightNow and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RightNow in connection with the proposed Merger. Information regarding the interests of these executive officers and directors in the transaction described herein will be included in the proxy statement described above. Additional information regarding these executive officers and directors is also included in RightNow’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2011, and is supplemented by other public filings made, and to be made, with the SEC by RightNow. The proxy statement for the 2011 Annual Meeting of Stockholders and other public filings are available free of charge through the SEC’s website at www.sec.gov and from RightNow by contacting Investor Relations by telephone at (406) 522-4200 or upon written request addressed to our corporate secretary at RightNow Technologies, Inc., 136 Enterprise Boulevard, Bozeman, MT, 59718, or by going to RightNow’s Investor Relations page on its corporate web site at www.rightnow.com.

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What We Are Announcing

Oracle buys RightNow

Adds a leading customer service cloud offering to the Oracle Public Cloud

Oracle to purchase RightNow for $43.00 per share, or approximately $1.5 billion net of cash and debt

Transaction is expected to close in late 2011 or early 2012

About RightNow

RightNow is a leading provider of cloud-based customer service software that helps organizations deliver exceptional customer experiences across the web, social networks and contact centers

Headquartered in Bozeman, Montana, with over 1,000 employees worldwide

Nearly 2,000 organizations rely on RightNow across a wide range of consumer-centric industries

Combination creates the most advanced and comprehensive Software-as-a-Service (SaaS) and Platform-as-a-Service (PaaS) offering

Oracle provides: Sales Cloud, Marketing Cloud, Human Capital Cloud, Talent Management Cloud, Social Network Cloud, Database Cloud, Java Cloud, Data Cloud, Security Cloud

RightNow provides: Customer Service Cloud

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Oracle Adds Rightnow’s Customer Service Cloud to the Oracle Public Cloud

Fusion

HCM

Fusion

Talent

Oracle Social Network

Fusion

Sales and Marketing

Database Service

Java Service

Data Service

Security Service

Customer Service

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RightNow's Customer Service Cloud

Delivers Exceptional Customer Experiences Across Service Channels



RightNow
Web™
Experience
Intent Guide
Web / Mobile Self-Service
Email Management
Chat / Co-Browse
RightNow
Social™
Experience
CX for Facebook
Support Community
Innovation Community
Cloud Monitor
RightNow
Contact Center™
Experience
Voice Experience Manager
Dynamic Agent Desktop
RightNow
Engage™
Customer Feedback, Service, Sales, Marketing, Analytics

RightNow Web Experience
Provides a rich online customer experience solution to research, purchase, or resolve from any device

RightNow Social Experience
Manages interactions across the social Web as a fully integrated part of the customer experience

RightNow Contact Center Experience
Delivers end-to-end management of the customer journey through unified records, interfaces and knowledge

RightNow Engage
Enhances the customer experience with proactive, highly personalized communications informed by integrated analytics

RightNow

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Delivering Great Experiences Throughout the Customer Journey

Consumer (B2C) and business (B2B) customers move through a closed-loop, continuous journey

Market and sell during the buying phase

Support and serve once they own

Customers require a simple, consistent, relevant experience throughout the journey

Implemented across all channels of interaction

Exceptional customer experiences create loyalty, advocacy and repeat business

Integrated solutions can help deliver seamless customer experiences, grow revenue and reduce costs

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Oracle + RightNow Deliver a Complete B2C Customer Experience

Serves the anytime, anywhere consumer in a seamless, personal way

Across all channels: the web, in a store, over the phone, via mobile device

Increases customer satisfaction

Drives loyalty and advocacy

Empowers today’s brand manager

Strategic tools and applications that enable personalized interactions with consumers

Engage, sell to and service consumers across all channels and devices

Accelerates acquisition of new customers, maximizes customer retention, and improves operational efficiency

Serves the anytime, anywhere consumer in a seamless, personal way

Across all channels: the web, in a store, over the phone, via mobile device

Increases customer satisfaction

Drives loyalty and advocacy

Empowers today’s brand manager

Strategic tools and applications that enable personalized interactions with consumers

Engage, sell to and service consumers across all channels and devices

Accelerates acquisition of new customers, maximizes customer retention, and improves operational efficiency

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Oracle + RightNow Deliver a Complete B2B Customer Experience

Enables an effective commerce-anywhere environment

Provides a consistent cross-channel experience to business customers

Delivers a unified view of the business customer

Gives a complete view of the business customer, including orders, products and promotions

Efficiently creates and manages a unified, personalized business customer experience across all product categories, brands and sites (online and in-store)

Accelerates acquisition of new customers, maximizes customer retention, and improves operational efficiency

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Oracle + RightNow Provide a Unified, Personalized Experience Across All Channels and Customer Touch Points

Consistent customer experience across all channels

Consumer customers and business customers

Web, contact center, social networks, stores, branches and sales teams

Marketing, sales and service applications drive the superior customer experience

Oracle provides the marketing and sales experiences

RightNow provides the service and support experiences

RightNow’s Global Customers Include Leaders Across Industries

High Tech

Retail and Consumer Goods

Telecom

Travel and Hospitality

Financial and Insurance

Government and Education

British Airways Success Story

Improved Customer Experience and Reduced Inbound Email 60%

BRITISH AIRWAYS

COMPANY OVERVIEW:

•British Airways is a full service global airline, offering year-round low fares with an extensive global route network flying to and from centrally-located airports

CHALLENGES:

•Improve consistency of customer service across channels loyalty program members

•Introduce "AskBA," an online service offering for customers

RIGHTNOW PROVIDES:

•RightNow Service, RightNow Web Self Service, RightNow Email Management, RightNow Incident Management

RESULTS:

•60% reduction in inbound

•55,000 customer questions answered weekly through "AskBA"

•Improved customer experience across British Airways Executive Club

•Decreased agent response times

* Customer Information and Logos Provided by RightNow

RightNow

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Overstock.com Success Story

Improves Net Promoter Score 7x While Saving $1 Million Per Month On Operations

Overstock.com®

COMPANY OVERVIEW:

- Overstock.com is an online 'closeout' retailer offering discount, brand-name merchandise for sale online
- The company offers an opportunity to shop for bargains conveniently, while offering its suppliers an alternative inventory liquidation distribution channel

CHALLENGES:

- Significantly improve the quality of the customer experience across all communication channels
- Improve contact center efficiency in order to cost-effectively scale the business
- Gain greater visibility into customer needs, market trends, and opportunities for business process improvement

RIGHTNOW PROVIDES:

- RightNow Service, RightNow Email Management, RightNow Chat, RightNow Call Tracking, RightNow Feedback

RESULTS:

- NetPromoter score has seen nearly a 7x improvement while customer satisfaction scores have jumped 10%
- Approx. $1M in savings per month from contact center reductions
- Email volume is down 72%; first-call resolution rates have improved 10%; call handle times have been reduced by 25%
- Ranked no. 4 retailer nationwide by National Retail Federation in customer service - one year after not making the top 150

* Customer Information and Logos Provided by RightNow

RightNow

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ABN AMRO Success Story

Increases Online Leads By 50%

COMPANY OVERVIEW:

ABN AMRO is a full service bank servicing retail, private and commercial banking clients

Based in the Netherlands, ABN AMRO support clients with banking and specialist sector knowledge and their selective international network

*	Customer Information and Logos Provided by RightNow

CHALLENGES:

Improve web service

Generate more sales leads on their website

RIGHTNOW PROVIDES:

RightNow Intent Guide

RESULTS:

Improved the customer experience by clarifying customer questions and needs

Increased online leads by 50%

Improved cost-effectiveness of their customer-facing solutions

RealNetworks Customer Success Story

Improves Customer Satisfaction and Consumer Experience

COMPANY OVERVIEW:

- RealNetworks creates products and services that make it easier for people to access and enjoy digital media on the devices and platforms they choose to use
- RealPlayer® has now been downloaded more than 100 million times and plays more audio and video files than any other media player

CHALLENGES:

- Increase agent efficiency
- Customize incident tracking for each vertical business
- Consolidate vendors

RIGHTNOW PROVIDES:

- RightNow Service, RightNow Feedback, RightNow Chat, RightNow Email Management, RightNow Web Self Service, RightNow Call Tracking, RightNow Contextual Workspaces

RESULTS:

- 40% of RealNetworks' customers resolve their issues online without escalating to an agent
- Reduced agent call handle times
- Customer satisfaction has increased 10 absolute points
- Email response times dropped to less than 12 hours
- Agents facilitate more than 250k chat sessions per year
- Less than 1% of online chat sessions are escalated

* Customer Information and Logos Provided by RightNow

RightNow

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Oracle and RightNow

Complementary Public Cloud & Customer Experience Solutions

RightNow brings unique and complementary advantages to the Oracle Public Cloud

RightNow’s Customer Service Cloud helps deliver exceptional customer service via web, social and contact centers

Oracle offers best-in-class Sales Cloud, Marketing Cloud, Human Resources Cloud, Talent Cloud, Social Network Cloud, Java Cloud, Database Cloud; RightNow offers leading Customer Service Cloud

Oracle’s Sales and Marketing Cloud offers best-in-class customer experience for B2B customers; RightNow offers leading customer service for B2B

Oracle’s ATG Commerce and WebCenter offers best-in-class customer experience for B2C customers; RightNow offers leading customer service for B2C

Oracle’s BI, Middleware and ERP solutions offer significant value to RightNow customers

Recognized as a leader for its unique approach to delivering a Customer Service Cloud with integrated service across web, social networks and contact centers

RightNow is the customer experience fabric for nearly 2,000 organizations around the globe, currently serving more than 8 million users per day

Experienced management team and employee base with specialized skills for developing, selling, servicing, operating and supporting cloud solutions

For more information please visit rightnow.com/oracle